Exhibit 99.4

Boost Run Completes Business Combination with Willow Lane and is Approved to List on Nasdaq with Ticker Symbol “BRUN”

Company Enters Public Markets with Expanded Customer Commitments,

Strengthened Supply Chain, and Growing AI Infrastructure Footprint

NORTHBROOK, Ill. and NEW YORK, May 8, 2026 — Boost Run, Inc. (“Boost Run” or the “Company”), a provider of AI cloud infrastructure and high performance compute (“HPC”), today announced the completion of its business combination (the “Business Combination”) with Willow Lane Acquisition Corp. (“Willow Lane”), further strengthening its balance sheet with gross proceeds (prior to transaction expenses) of $134.5 million, representing the full Willow Lane trust account as a result of no redemptions being submitted.

Boost Run delivers scalable infrastructure for enterprise AI and HPC workloads, including GPU compute, CPU nodes, managed Kubernetes, and shared storage through an intuitive console and API, all backed by SOC 2 Type II, HIPAA, ISO 27001, and ISO 27701 certifications at the operator level.

Shares of the Company are expected to begin trading on Nasdaq on May 11, 2026, under the ticker “BRUN.”

“Today is an important milestone and we remain focused on execution. We built Boost Run to deliver trusted, high-performance AI infrastructure for customers that need control, speed, reliability, and compliance. Since announcing this transaction, we have achieved NVIDIA Exemplar Cloud validation, expanded contracted demand, strengthened supply and financing relationships, and increased deployment capacity,” said Andy Karos, Founder and Chief Executive Officer of Boost Run. “That progress reflects the operating model we set out to build: aligning customer demand with hardware availability, data center capacity, and financing to enable rapid deployment. We appreciate Willow Lane’s partnership in getting us to this point, and our focus now is delivering for customers and shareholders as a public company.”

“From the outset, we believed Boost Run was different. This was not a speculative capacity story, but a company built by proven operators with a trusted, compliant AI infrastructure platform, a capital-efficient deployment model designed to efficiently convert contracted demand into cash flow, and clear alignment across customer demand, hardware, data center capacity and capital. Since signing, that thesis has been reinforced by larger and longer-duration customer commitments, expanded ecosystem relationships, and meaningful third-party validation. We believe today’s closing marks the beginning of Boost Run’s next phase of value creation, and we look forward to supporting the company’s long-term objectives as shareholders,” said Luke Weil, Chief Executive Officer and Chairman of Willow Lane. “On behalf of Willow Lane, I want to thank Andy and the entire Boost Run team for their partnership, as well as our legal, banking, investor relations and strategic partners for their commitment, expertise and hard work throughout this process.”

Since announcing the business combination agreement in September 2025, Boost Run has:

●	Achieved elite NVIDIA technical validation. Boost Run achieved NVIDIA Exemplar Cloud status on NVIDIA Blackwell architecture, joining an exclusive group of global cloud providers validated against NVIDIA’s highest cloud performance standards. The Company continues to build on its position as an NVIDIA Preferred Cloud Service Provider, supporting access to next-generation AI infrastructure in a supply-constrained market.

●	Strengthened its relationship with Dell across hardware, software, and financing to provide scale. The Company entered into a $1.44 billion purchase agreement with Dell Technologies to support growing enterprise demand for AI compute and storage infrastructure. The Company also expanded its relationship with Dell Financial Services, which seeks to align flexible capital deployment with customer contract timelines.

●	Expanded data center footprint to increase available capacity and geographic diversification: The Company has secured additional data center capacity in the United States, leveraging colocation economics while adding geographic diversity. Phased capacity activation aligned with hardware availability and customer demand ensures rapid deployment and customer onboarding.

Advisors

BTIG, LLC, Craig-Hallum Capital Group LLC, and D.A. Davidson & Co. served as capital markets advisors to Willow Lane. Ellenoff Grossman & Schole LLP and Ogier (Cayman) LLP served as legal advisors to Willow Lane. Winston & Strawn LLP has served as legal advisor to Boost Run. Riveron Consulting LLC served as the equity capital markets and investor relations advisor on the transaction.

About Boost Run

Boost Run is a leading provider of scalable cloud infrastructure purpose-built for enterprise AI and high-performance computing workloads. The platform delivers GPU compute, CPU nodes, managed Kubernetes orchestration, and shared storage through an intuitive management console and a robust API layer, enabling organizations to provision and scale resources across thousands of nodes in minutes. Organizations rely on Boost Run to power their most demanding AI workloads with the performance, security, and reliability their operations require. Boost Run maintains SOC 2 Type II, HIPAA, ISO 27001, and ISO 27701 certifications at the operator level, and partners with data center facilities that uphold equivalent security and compliance standards.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, references with respect to statements about Boost Run’s new and expanded commercial relationships; statements about Boost Run’s market opportunity and the potential growth of that market; Boost Run’s strategy, outcomes and growth prospects; trends in Boost Run’s industry and markets; the competitive environment in which Boost Run operates; and the ability for Boost Run to raise funds to support its business. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Boost Run’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Boost Run.

These forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties; the inability of Boost Run to recognize the anticipated benefits of the Business Combination; the ability to maintain the listing of Boost Run’s securities on Nasdaq; changes in business, market, financial, political and legal conditions; Boost Run’s limited operating history, lack of history of operating as a public company and the rapidly evolving industry in which it operates; Boost Run’s use and reporting of business and operational metrics; uncertainties surrounding Boost Run’s business model; Boost Run’s expectations regarding future financial performance, capital requirements and unit economics; Boost Run’s competitive landscape; capital market, interest rate and currency exchange risks; Boost Run’s ability to manage growth and expand its operations; Boost Run’s ability to attract and retain additional customers and additional business from existing customers; Boost Run’s ability to secure additional data center capacity at affordable rates; Boost Run’s ability to acquire the GPUs necessary to expand its business at anticipated prices; the prices at which Boost Run will be able to sell the services it provides; Boost Run’s ability to provide reliable high compute services; Boost Run’s ability to successfully develop and sell new products and services; the risk that Boost Run’s technology and infrastructure may not operate as expected, including but not limited to as a result of significant coding, manufacturing or configuration errors; the failure to offer high quality technical support; Boost Run’s dependence on members of its senior management and its ability to attract and retain qualified personnel; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic and geopolitical environment; risks related to the marketing of Boost Run’s services to various government entities; uncertainty or changes with respect to laws and regulations; data protection or cybersecurity incidents and related regulations; disruption in the electrical power grid at or near one or more of Boost Run’s data centers; physical security breaches; supply chain disruptions; changes in tariffs or import restrictions; Boost Run’s lack of business interruption insurance; Boost Run’s ability to maintain, protect and defend its intellectual property rights; past performance by Boost Run management team may not be indicative of the future performance of Boost Run; the risk that an active market for the securities of Boost Run may not develop; and those risk factors discussed in documents of Boost Run filed, or to be filed, with the Securities and Exchange Commission (the “SEC”). If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Boost Run does not presently know or cannot anticipate or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Boost Run’s expectations, plans or forecasts of future events and views as of the date of this press release. Boost Run anticipates that subsequent events and developments will cause Boost Run’s assessments to change. However, while Boost Run may elect to update these forward-looking statements at some point in the future, Boost Run specifically disclaims any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Boost Run. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Boost Run undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Investor and Media Relations

April Scee

april.scee@riveron.com